Exhibit 10.4

GUARANTY

THIS GUARANTY is dated and made effective as of July 17, 2013 (this “Guaranty”), and is made by Health Insurance Innovations, Inc., a Delaware Corporation (“Guarantor”) in favor of Joseph Safina (“Safina”), Howard Knaster (“Knaster”) and Jorge Saavedra (“Saavedra”, and together with Safina and Knaster, “Beneficiaries”).

WHEREAS, Health Plan Intermediaries Holdings, LLC, a Delaware limited liability company (“Buyer”), Guarantor and Beneficiaries, are parties to that certain Stock Purchase Agreement dated as July 17, 2013 (the “Agreement”);

WHEREAS, Buyer is subsidiary of Guarantor;

WHEREAS, pursuant to the Agreement, Guarantor is required to deliver this Guaranty to Beneficiaries in connection with the execution and delivery of the Buyer Note (as defined in the Agreement); and

WHEREAS, as the corporate parent of Buyer, Guarantor will be benefited by the consummation of the transactions contemplated by the Agreement and the Buyer Note.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Guarantor agrees as follows:

1. Guarantor unconditionally and irrevocably guarantees to Beneficiaries the payment by Buyer of all of Buyer’s obligations under the Buyer Note (the “Obligations”). Guarantor hereby waives (a) grace, demand, presentment, and protest or notice of dishonor with respect to the Obligations; (b) notice of or as to grace, demand, presentment and protest; (c) notice of non-payment or other defaults under the Buyer Note; (d) notice of and/or any right to consent or object to the assignment of any interest in the Obligations, the creation, advancement, accrual, renewal, increase, extension or rearrangement of the Obligations; (e) filing of Litigation (as defined in the Agreement) by Beneficiaries (or any one of them) in collection or enforcement of the Obligations; (f) any other notice regarding the Obligations; and (g) any right it may have to require Beneficiaries (or any one of them) to proceed against Buyer or against any other party. Guarantor agrees that all of the obligations under this Guaranty are independent of the Obligations and that separate Litigation may be brought against Guarantor whether or not Litigation is commenced against Buyer under the Buyer Note. Notwithstanding anything contained herein to the contrary, Guarantor reserves the right to assert any and all defenses which Buyer may have under the Buyer Note (including, without limitation, any right of set-off pursuant to Section 8.5(d) of the Agreement) with respect to the payment and performance of the Obligations.

2. This Guaranty will be binding upon Guarantor’s successors and permitted assigns and is a guarantee of payment only and not of performance or collection. This is a continuing Guaranty and shall remain in effect as to Guarantor only until all of the Obligations are discharged and fulfilled in full in accordance with the terms and conditions of the Buyer Note.

3. Expenses. Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of Beneficiaries’ counsel) reasonably relating to the enforcement or protection of the rights of Beneficiaries (or any one of them) hereunder; provided, that Guarantor shall not be liable for any fees or expenses of Beneficiaries (or any one of them) if no payment under this Guaranty is due.

4. Recapture. Anything in this Guaranty to the contrary notwithstanding, if any Beneficiary receives any payment or payments on account of the Obligations guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other Person (as defined in the Agreement) under any bankruptcy Law (as defined in the Agreement), common Law or equitable doctrine, then to the extent of any sum not finally retained by any such Beneficiary, Guarantor’s obligations to any such Beneficiary shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to any such Beneficiary, which payment shall be due on demand.

5. Further Assurances. Guarantor shall execute and deliver all such further documents and instruments and do all acts and things as may be reasonably required to carry out the full intent and purpose of this Guaranty.

6. Notices. All notices and other communications given or made pursuant hereto shall be in writing, shall be made, and shall deemed to have been duly given or made in the manner and to the addressees specified in Section 10.2 of the Agreement (or at such other address, facsimile number or e-mail address for a party as shall be specified by like notice).

7. Severability. Whenever possible, each provision or portion of any provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Guaranty is held to be invalid, illegal or unenforceable in any respect under any applicable Law, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Guaranty will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

8. Entire Agreement. This Guaranty constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, of the parties with respect to the subject matter hereof.

9. Assignment. This Guaranty shall not be assigned, in whole or in part, by operation of law or otherwise without the prior written consent of, as applicable, Beneficiaries or Guarantor. Any attempted assignment in violation of this Section 9 shall be void. This Guaranty shall be binding upon, shall inure to the benefit of, and shall be enforceable by Guarantor and Beneficiaries and their respective successors and permitted assigns.

10. No Third-Party Beneficiaries. This Guaranty is for the sole benefit of Beneficiaries and their respective successors and permitted assigns and nothing in this Guaranty, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Guaranty.

11. Amendment; Waivers. No provision of this Guaranty may be amended, supplemented or modified except by a written instrument signed by Guarantor and Beneficiaries. No provision of this Guaranty may be waived except by a written instrument signed by the party against whom the waiver is to be effective. No failure or delay by any Beneficiary or Guarantor in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

12. Governing Law, Submission to Jurisdiction, Waiver of Jury Trial. This Guaranty shall be interpreted and construed in accordance with the Laws of the State of Florida, without regard to its conflict of laws principles that would require application of the Laws of a jurisdiction other than the State of Florida. The parties hereby irrevocably and unconditionally (a) submit to the exclusive jurisdiction of any State or Federal Court sitting in Tampa, Florida (any such court, a “Designated Court”), over any Litigation arising out of or relating to this Guaranty; (b) agree that service of any process, summons, notice or document by the means specified herein shall be effective service of process for any Litigation brought against such party in a Designated Court; (c) waive any objection to the laying of venue of any such Litigation brought in a Designated Court has been brought in an inconvenient forum; and (d) agree that final judgment in any such Litigation in a Designated Court shall be conclusive and binding upon the parties and may be enforced in any other courts to whose jurisdiction the party against whom enforcement is sought may be subject, by suit upon such judgment. IN ADDITION TO THE FOREGOING, EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF OR RELATING TO THIS GUARANTY, AND EACH PARTY HEREBY ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL UNDERSTATING AND KNOWLEDGE OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY.

13. Counterparts. This Guaranty may be executed one or more counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has hereunto set its signature as of the date first written above.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael Kosloske
	Name:	Michael Kosloske
	Title:	President, Chairman and Chief Executive Officer

Accepted by each of the undersigned Beneficiaries as of the date first written above:

/s/ Joseph Safina
Joseph Safina

/s/ Howard Knaster
Howard Knaster

/s/ Jorge Saavedra
Jorge Saavedra

(Signature Page to Guaranty)